UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2015

UMB FINANCIAL CORPORATION

(Exact name of Registrant as specified in its charter)

Missouri	0-4887	84-0920811
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1010 Grand Blvd., Kansas City, MO	64106
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (816) 860-7000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

The information provided under Item 7.01 of this Current Report on Form 8-K is being furnished and is not deemed to be “filed” with the Securities and Exchange Commission for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

On June 29, 2015, UMB Financial Corporation (the “Company”) posted a summary of the stress-test results of the Company and UMB Bank, National Association for the stress-test cycle commencing October 1, 2014, as required by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, on umbfinancial.com under the heading “Investor Relations.” A copy of the summary is also attached to this Current Report as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Summary of Dodd-Frank Stress-Test Results

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UMB FINANCIAL CORPORATION

Date:	June 29, 2015	By:	/s/ Brian J. Walker
Brian J. Walker
EVP, Chief Financial Officer and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Summary of Dodd-Frank Stress-Test Results

4